SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

August 12, 2004

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

ITEM 7.  STATEMENTS AND EXHIBITS.

                The following exhibit is being furnished with this report.

Exhibit 99.1

Press release issued by Hewlett Packard Company dated August 12, 2004, entitled “HP Reports Preliminary Third Quarter 2004 Results” and the accompanying consolidated condensed balance sheet, consolidated condensed statement of earnings, segment information and non-GAAP consolidated condensed statement of earnings (furnished herewith).

ITEM 9.  REGULATION FD DISCLOSURE.

               On August 12, 2004, HP issued a press release entitled “HP Reports Preliminary Third Quarter 2004 Results” and accompanying financial tables. A copy of the press release and financial tables is furnished (not filed) herewith as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

               In addition to the information contained in Exhibit 99.1, HP hereby furnishes its current expectation that its Enterprise Servers and Storage business will grow its year-over-year revenue between 6 and 8 percent in fiscal 2005 with an operating margin of approximately 4 percent.

Forward-Looking Statements

               This 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they ever materialize or prove incorrect, could cause the results of HP and its consolidated subsidiaries to differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of earnings, revenue, margins, synergies or other financial items; any statements of the plans, strategies, and objectives of management for future operations, including the execution of restructuring plans and remediation of execution issues; any statements concerning the expected development, performance or rankings of products or services; any statements regarding future economic conditions or performance; statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include macroeconomic and geopolitical trends and events; performance of contracts by suppliers, customers and partners; the development, performance and market acceptance of products and services; employee management issues; the challenge of managing asset levels, including inventory; the difficulty of aligning expense levels with revenue changes; the possibility that proposed contracts may not be entered into or ultimately performed on the terms currently contemplated or at all; information technology systems risks and other risks that are described from time to time in HP’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Quarterly Report on Form 10-Q for the period ended April 30, 2004 and reports filed after HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2003. HP assumes no obligation to update these forward-looking statements.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               On August 12, 2004, HP issued a press release entitled “HP Reports Preliminary Third Quarter 2004 Results” and accompanying financial tables. A copy of the press release and financial tables is furnished (not filed) herewith as Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: August 12, 2004	By:	/s/ CHARLES N. CHARNAS
	Name:	Charles N. Charnas
	Title:	Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1

Press release issued by Hewlett Packard Company dated August 12, 2004, entitled “HP Reports Preliminary Third Quarter 2004 Results” and the accompanying consolidated condensed balance sheet, consolidated condensed statement of earnings, segment information and non-GAAP consolidated condensed statement of earnings (furnished herewith).